                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 17, 1998


                              F.Y.I. INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




            Delaware                  0-27444                   75-2560895
         ---------------           ----------------          ------------------
         (State or other           (Commission File          (I.R.S. Employer
         jurisdiction of               Number)                  Identification
         incorporation)                                          Number)


         3232 McKinney Avenue
         Suite 900
         Dallas, Texas                                            75204
         ----------------------------------------             -------------
         (Address of Principal Executive Offices)               (Zip Code)


                                 (214) 953-7555
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





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ITEM 5.  Other Events.

In March 1998, the Company was awarded a five-year, $30 million contract by New York State to provide document imaging services to the New York Workers' Compensation Board in support of processing workers' compensation claims for the entire state.

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

10.38 Agreement between New York State Workers' Compensation Board and QCSinet Acquisition Corp.

99.      Press release dated March 17, 1998.
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                                   SIGNATURE

                 Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 20, 1998


                                           F.Y.I. INCORPORATED


                                       By: /s/ ED H. BOWMAN, JR.
                                           -------------------------------------
                                           Ed H. Bowman, Jr.
                                           President and Chief Executive Officer





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                                 EXHIBIT INDEX




Exhibit No.                       Description
-----------                       -----------
10.38            Agreement between New York State Workers' Compensation Board and QCSinet Acquisition Corp.

99.              Press release dated March 17, 1998.